CHISHOLM & ASSOCIATES
                          Certified Public Accountants
                                 P.O. Box 540216
                        North Salt Lake, Utah 84054-0216



                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the use of our report dated February 26, 2002, with respect to the financial statements included in the filing of the Registration Statement (Form S-8) of Findex.com, Inc. for the fiscal year ended December 31, 2001.


/s/ Chisholm & Associates
--------------------------------
    Chisholm & Associates
    North Salt Lake, Utah
    September 20, 2002